

We are Globalscape – A Leader in Secure Information Exchange

James L. Bindseil, President & CEO

globalscape™ securely connected

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "would," "exceed," "should," "anticipates," "believe," "steady," "dramatic," and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company's current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company's Annual Report on Form 10-K for the 2015 fiscal year, filed with the Securities and Exchange Commission on March 3, 2016.

Who is Globalscape - Overview

- Founded in 1996, Globalscape is a pioneer and worldwide leader in the secure and reliable exchange of business information
- Provides enterprise software in a wide array of categories including file management, web development and multimedia utilities
- Superior to traditional file transfer software (FTP), our Managed file transfer (MFT) platform helps organizations securely transfer data with enhanced automation, regulatory compliance, governance and visibility controls
- Facilitates transmission of sensitive data between diverse and geographically separated network infrastructures

Trading Symbol (NYSE MKT):
GSB

52wk Range (2/5/2016 close):
$2.11-$4.33

Market Capitalization:
$74M

Cash Plus Long Term Investments:
19.1M

Notes Payable and Long-Term Debt:
$0.0

Steady Growth



Revenue
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2010
2011
2012
2013
2014
2015



Net Income Excluding Infrequent Items
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
2010
2011
2012
2013
2014
2015

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Core and Adjacent Markets

Secure Email Gateway Market – $986 million in 2014

Source: Gartner Market Share, Security Software 2014 (April 2015)

WAN Optimization Market - $1.1 billion market in 2014

Source: Gartner Magic Quadrant for WAN Optimization (March 2015)

Managed File Transfer Market – $777.0 million in 2014

(Grew 2.9% in 2014)

Source: IDC Worldwide Managed File Transfer Software 2014 Vendor Shares (November 2015)

Enterprise File Sync and Share Market - $1.5 billion+ by 2018

Source: Gartner Enterprise File Synchronization and Sharing Magic Quadrant (July 2015)

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Product Portfolio


Email
Gateway:
Mail Express
Managed File
Transfer: Enhanced
File Transfer
Securely transfer files, with enhanced automation, regulatory compliance, governance, and visibility controls
WAN
Optimization:
Wide Area File
Services (WAFS)
Enterprise File
Sync and Share:
scConnect

Mail Express: Securely and quickly email large files without workflow disruptions

WAFS: Simplify collaboration through bit-level WAN synchronization of file systems

scConnect: Secure on-premises file sharing with the ability to share and access data via mobile devices and the desktop

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securely connected

Worldwide MFT Software Revenue by Vendor


2014 Global Market Share
Rest of Market 35%
IBM 37%
Axway 11%
Saison 7%
Ipswitch 4%
Accellion 3%
Globalscape 3%


2013-2014 Growth (%)
10
8
6
4
2
0
-2
-4
IBM
Axway
Saison
Ipswitch
Accellion
Globalscape

Source: IDC Worldwide Managed File Transfer Software 2014 Vendor Shares (November 2015 – most recently published)

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Secure Information Exchange



MANAGED FILE TRANSFER
Increase the security, visibility and governance of the file transfers critical to your organization.
SECURE FILE SHARING
Securely and quickly email files with enhanced visibility and control.
Business Partners
Retail
Manufacturing
Health Care
Finance
INGEST BUSINESS DATA
MANUAL TRANSFERS
Authorized User
Data Center
Employees
Information Technology
Customer
SEND LARGE FILES SECURELY
globalscape EFT
globalscape MAIL EXPRESS
globalscape SC CONNECT
globalscape WAFS
BIT LEVEL REPLICATION
Acme London Office
BIT LEVEL REPLICATION
Acme New York Office
SHARED ACCESS
Contractor
REMOTE ACCESS
Remote Employee
Acme Global Headquarters
FILE SYNCHRONIZATION AND SHARING
Securely share and access files anytime on any device without the cloud.
ENTERPRISE COLLABORATION
Simplify collaboration, synchronize files, provide faster and more reliable access to data between your organization and its partners, satellites, or branch offices.

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Globalscape Product Roadmap

Managed File Transfer	Secure Email Gateway	File Synchronization and Sharing	WAN Optimization
EFT	**Mail Express**	**scConnect**	**WAFS**
<u>FY15</u> Workspaces Event Rule Enhancements Flexible Security Policies	<u>FY15</u> Message Body Encryption DLP & AV Integration	<u>FY15</u> Product Launch V1	<u>FY15</u> Improved Performance, Stability Enhanced Security
<u>FY16</u> Workspaces 2.0 Acceleration scInsight Geo-Clustering Federated Authentication New SMB Modules	<u>FY16</u> Mail Express & EFT Integration	<u>FY16</u> DMZ Gateway Integration Folder Synchronization External Device Sharing	<u>FY16</u> Business Intelligence UI Cache++ Engine

**Roadmap subject to change*

World Class Go to Market Strategy

Multiple Customer Facing Sales Teams

Dedicated Sales Engineering Resources


Demand
Generation
Significantly
Increases
Reach
$

Channel Facing Sales Team

Business Development Resources

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Multiple Licensing and Service Revenue Paths



ON-PREMISES SERVICES

Enhanced File Transfer (EFT) is our proprietary managed file transfer platform, providing:

- Security & Compliance
- Automation
- Control & Visibility
- Programmatic API Control
- High Availability Active-Active Clustering

EFT CLOUD SERVICES

Integrates the EFT platform with proven infrastructure from top hosting providers, delivering our industry-leading MFT capabilities through a secure and scalable Software-as-a-Service (SaaS) solution.

HYBRID CLOUD SERVICES

The combination of EFT on premises and EFT Cloud Services provides the security, management, and monitoring of EFT and the 24x365 access that employees, customers, and partners demand.

Globalscape 2015 Momentum

- Revenue for the 2015, was $30.8M, an increase of 15% when compared with revenue of $26.8 million for the year 2014
- Highest annual revenue in Globalscape's history
- New client bookings grew 23% year-over-year, a larger increase than 2014
- Net Income for the year ended December 31, 2015, was $4.6M, compared with net income of $3.0M for the year ended December 31, 2014
- 2015 Maintenance and Support recurring revenue stream grew over 10% in 2015, to $16.6M; showing continued growth quarterly, with renewal rates in excess of 90%
- Introducing New Products Generating Greater Market Opportunities
- Expanding & Enabling Distribution and Reseller Networks



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2010
2011
2012
2013
2014
2015



Any Questions?